Exhibit 10.12

Loan Agreement

הסכם הלוואה

שנערך ונחתם בעיר תל אביב ביום 25 ביוני, 2020

בין אינטליקנה בע"מ מרחוב שירתי 32 גבעת ח"ן, ישראל

ח.פ. 520040973 (להלן: "**אינטליקנה**" או "**הלווה**")

מצד אחד;

סי טי ג'י אל – סיטרין גלובל ישראל בע"מ (להלן: "**סיטרין**" או "**המלווה**")

מצד שני;

הואיל והלווה ביקש מהמלווה להעמיד לו מימון בסכום של 1 מיליון ש"ח;

והואיל והמלווה הסכים להעמיד ללווה את המימון וזאת בכפוף לתנאים המפורטים בהסכם זה;

לפיכך הוסכם הותנה והוצהר בין הצדדים כדלקמן:

1. כללי

1.1. המבוא להסכם זה מהווה חלק בלתי נפרד ממנו ומחייב ככל תנאיו.

1.2. כותרות הסעיפים נועדו לצורך הנוחות בלבד ולא ישמשו לפירוש תנאי מתנאי הסכם זה.

2. ההתקשרות

2.1. המלווה מעמיד בזה ללווה והלווה מקבל בזה מהמלווה הלוואה בסך של 1,000,000 ש"ח (במילים: מיליון שקלים חדשים) בלבד לצורך מימון הון חוזר (להלן: "**ההלוואה**"), והכל בכפוף לתנאי הסכם זה.

2.2. ההלוואה תועמד ללווה בפועל תוך 30 ימי עסקים מיום החתימה על הסכם זה, ובכפוף לתנאי הסכם זה.

2.3. סכום ההלוואה יישא ריבית שנתית בשיעור של 6% (להלן: "**הריבית**").

2.4. המלווה יהיה גם זכאי ל-6% מהרווח הגולמי על מכירות אינטליקנה, וזאת החל ממועד העמדת ההלוואה ועד לגובה מצטבר של 2 מיליון ש"ח מכירות כאמור (להלן: "**התשלום הנוסף**").

2.5. התשואה השנתית על ההלוואה, הכוללת את הריבית יחד עם התשלום הנוסף, תעמוד על 12% לכל הפחות. אם התשלום הנוסף יצטבר לכדי פחות מ-6% תשואה על ההלוואה, אינטליקנה תשלם ריבית גבוהה יותר (להלן: "**הריבית המוגדלת**") באופן כזה שהריבית המוגדלת יחד עם התשלום הנוסף ישקפו תשואה של 12% לכל הפחות על ההלוואה.

2.6. הלווה מצהיר ומאשר בזה כי שיעור הריבית והתשלום הנוסף נקבע על ידי הצדדים בהסכמה בהתחשב בנסיבות ההלוואה וסיכוניה וכי שיעור הריבית והתשלום הנוסף הינו סביר והוגן בנסיבות אלו.

3. פירעון ההלוואה

3.1. הלווה מתחייב לשלם בתום כל שלושה חודשים במשך תקופת ההלוואה את החלק היחסי של הריבית. בנוסף מתחייב הלווה לפרוע את קרן ההלוואה, הריבית או הריבית המוגדלת (ככל שיהיה צורך בה) (להלן: "**יתרת הריבית**") והתשלום הנוסף עד תום 12 חודשים ממועד העמדת ההלוואה (להלן: "**מועד הפירעון**"), והכל בכפוף לאמור בסעיף 5 להלן.

3.2. בלי לגרוע מהתחייבות הלווה, כל תשלום בפיגור יישא ריבית פיגורים בשיעור 2% בחודש (להלן: "**ריבית פיגורים**").

4. פירעון מיידי

4.1. בכל אחד מהמקרים הבאים יהיה המלווה רשאי להעמיד את יתרת ההלוואה לרבות הקרן, יתרת הריבית והתשלום הנוסף לפירעון מיידי:

4.1.1. הלווה הפר התחייבות המוטלת עליו על פי הסכם זה ולא תיקן את ההפרה תוך 10 ימים מיום שנדרש לתקנה בכתב על ידי המלווה.

4.1.2. אם יתברר למלווה שהלווה נמצא במצב של חדלות פירעון או שהוגשה לבית המשפט בקשה לגבי הלווה, בין אם ביוזמת הלווה ובין אם ביוזמת צד שלישי, להגנה מפני נושים, להקפאת הליכים, לכינוס נכסים, להבראה, להסדר חוב, לפירוק וכיוצא באלו בקשות החורגות ממהלך העסקים הרגיל של הלווה.

4.1.3. הוטל עיקול על נכסי הלווה (כולם או חלקם) והעיקול לא הוסר תוך 10 ימים מיום הטלתו.

4.1.4. יתברר למלווה, כי הלווה עשה פעולה כלשהי שיש בה כדי לפגוע ביכולתו של הלווה לקיים את התחייבויותיו על פי הסכם זה.

4.1.5. יתברר למלווה, כי חלה או צפויה לחול פגיעה או ירידה בשווי, בזכויות או ביכולת המימוש של בטוחה שקיבל להבטחת התחייבויות הלווה על פי הסכם זה.

4.1.6. יתברר למלווה, כי עקב הוראות שבדין יהא המשך קיומו ו/או תוקפו של הסכם זה לבלתי חוקי או לבלתי אפשרי.

4.1.7. יתברר למלווה כי הצהרה כלשהי מהצהרות הלווה בהסכם זה אינה נכונה.

4.2. בכל אחד מהמקרים האמורים לעיל, יהיה המלווה רשאי לנקוט מיד בכל הצעדים שימצא לנכון לשם מימוש הבטוחה, כולה או חלקה, לפי בחירתו.

4.3. ככל שתיוותר יתרה לאחר מימוש הבטוחה, פרעון יתרת ההלוואה וכיסוי הוצאות המלווה למימוש הביטחונות, ישיב המלווה ללווה את היתרה שתיוותר כאמור ללא הפרשי הצמדה וריבית כלשהם.

4.4. מובהר כי אין באמור בסעיף זה כדי לפגוע ו/או לגרוע מכל זכות או סעד הנתונים למלווה על פי דין וכי האמור לעיל בא להוסיף על זכויות המלווה.

5. החזר מיידי מתקבולי מכירות

הלווה מצהיר כי מטרת ההלוואה הינה להון חוזר בקשר עם המכירות הצפויות של הלווה.
הלווה מתחייב להעביר מייד למלווה חמישים אחוז (50%) מכל סכום שיתקבל במסגרת תקבולי המכירות של הלווה החל ממועד חתימת הסכם זה ועד לסילוק ההלוואה במלואה, כולל יתרת הריבית, התשלום הנוסף וריבית הפיגורים, ככל שתהיה.

6. **הקצאת מניות למלווה**.

אם לא תוחזר ההלוואה במלואה למלווה תוך 18 חודשים מיום העמדתה לטובת הלווה, תהיה למלווה הזכות להמיר את יתרת קרן ההלוואה כולל יתרת הריבית, התשלום הנוסף וריבית הפיגורים למניות של הלווה בשווי מיליון וחמש מאות אלפי ש"ח (1,500,000 ש"ח). שווי מניה אחת של הלווה לצורך חישוב מספר המניות שתוקצינה במסגרת המרה כאמור יתבסס על הנמוך מבין: (א) ממוצע ה-VWAP היומי של מניית הלווה בבורסה לניירות ערך בתל אביב ("**הבורסה**") בשלושת ימי המסחר שקדמו ליום בו התגבשה זכאות המלווה להמרה למניות כאמור בסעיף 6 זה ו-(ב) ממוצע ה-VWAP היומי של מניית הלווה בבורסה בשלושת ימי המסחר שקדמו ליום החתימה על הסכם זה. למען הסר ספק, המלווה לפי שיקול דעתו הבלעדי יוכל להחליט בכל עת לאחר 18 חודשים ממועד העמדת ההלוואה האם להמיר את החוב כלפיו למניות או להמשיך להחזיק בחוב של הלווה כלפיו. כל עוד לא המיר המלווה את יתרת ההלוואה למניות, ימשיכו לעמוד לזכותו של המלווה כל הזכויות הנתונות למלווה שתנאי ההחזר של ההלוואה שנתן הופרו על ידי הלווה, לרבות פנייה לערכאות משפטיות לצורך גביית החוב.

7. שונות

7.1. הסכם זה מכיל את כל הסכמות הצדדים בקשר להלוואה ומבטל כל הסכם, מצג, הבטחה, מו"מ, התחייבות והסכמה קודמים שנעשו בין הצדדים, אם נעשו, בקשר להלוואה, בין בעל פה ובין בכתב, אשר אינם מפורטים בהסכם זה במפורש. כל שינוי או תוספת להסכם זה יהיו חסרי כל תוקף, אלא אם כן ייעשו בכתב ובחתימת הצדדים להסכם.

7.2. החתומים מטה מטעם הצדדים הינם מורשי חתימה של הצד מטעמו הם חותמים והינם מוסמכים כדין לחייב בתנאי הסכם זה את הצד בשמו הם חותמים, בכפוף לאישורי האורגנים המוסמכים ובכפוף לבדיקת נאותות לשביעות רצונה של סיטרין ולקבלת הרישיון כאמור בסעיפים 6.7 ו-6.8 להלן. כמו כן, הלווה מתחייב לחתום על כל מסמך ו/או הודעה ו/או טופס שיידרש, אם יידרש, וכן להופיע בפני כל הרשויות ובפני כל גוף אחר, לשם מתן תוקף או לצורך ביצוע הוראה מהוראות הסכם זה.

7.3. הלווה אינו רשאי להמחות, להסב או להעביר בדרך אחרת את חובותיו וזכויותיו על פי הסכם זה, אלא אם ניתנה הסכמת המלווה לכך מראש ובכתב. המלווה זכאי להעביר ו/או להמחות את זכויותיו על פי הסכם זה לאחרים, ללא צורך בהסכמת הלווה.

7.4. ההוצאות הכרוכות בביצוע הסכם זה, לרבות הוצאות רישום הבטוחה והוצאות גביית ההלוואה ומימוש הבטוחה, לרבות שכר טרחת עו"ד, יחולו על הלווה וישולמו על ידו למלווה תוך 5 ימים ממועד דרישת המלווה. כל פיגור בתשלומם יישא ריבית פיגורים מיום הדרישה או החיוב ועד ליום התשלום בפועל.

7.5. ככל שתיווצר חבות מס עקב או בקשר עם העמדת ההלוואה ו/או רישום הבטוחה, יישא בה הלווה על חשבונו.

7.6. הודעה שתישלח על פי כתובות הצדדים במבוא להסכם זה בדואר רשום, תחשב כי הגיעה לנמען תוך 3 ימים מעת מסירתה לסניף הדואר ואם נמסרה ביד, בעת מסירתה, ואם נשלחה בפקס או באימייל - תוך 24 שעות ממועד השליחה, בכפוף לקבלת אישור בכתב על קבלתה מהצד אליו נשלחה.

7.7. הסכם זה מותנה בהשלמת בדיקת נאותות, לרבות הזמנות ומכירות החברה, לשביעות רצונה של סיטרין, בין היתר כדי לקבוע את הבטוחות הנדרשות לשם העמדת ההלוואה.

7.8. העמדת ההלוואה מותנה בכך שאינטליקנה תקבל רישיון גידול מסחרי.

ולראיה באו הצדדים על החתום במקום ובמועד דלעיל:

____________________	____________________
שם החותם:____________	שם החותם:____________
תפקיד:____________	תפקיד:____________
אינטליקנה בע"מ (הלווה)	**סי טי ג'י אל – סיטרין גלובל ישראל בע"מ (המלווה)**

{S2764714; 1}